VIA EDGAR

Securities and Exchange Commission

100 F. Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA R
File No. 811-21441, CIK: 0001162322
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA R, a unit investment trust registered under the Act, recently mailed to its contract owners the Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust (CIK: 0000778207);

•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(CIK: 0000896435);

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000825316);

•	Franklin Templeton Variable Insurance Product Trust (CIK: 0000837274)

•	Janus Aspen Series (CIK: 0000906185);

•	MFS® Variable Insurance Trust (CIK: 0000918571);

•	Fidelity Variable Insurance Products Fund (CIK: 0000356494, 0000831016, 0000927384).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company